UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

September 2, 2004 (June 30, 2004)

SI TECHNOLOGIES, INC.

Delaware	0-12370	95-3381440
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

14192 Franklin Avenue, Tustin, CA 92780

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code 714-505-6483

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountants

The Audit Committee of SI Technologies, Inc. (the “Company”) has notified Arenthals Grant Thornton of Amsterdam, Netherlands that it has been replaced by RSM Niehe Lancee BV of Amsterdam, Netherlands effective June 30, 2004. The audit firm RSM Niehe Lancee BV is a network firm of the Company’s lead audit firm of McGladrey & Pullen, LLP located in Irvine, California. RSM Niehe Lancee BV will audit the financial statements of Revere Transducers Europe BV (“Revere Europe”), a consolidated subsidiary of the Company. Although Grant Thornton LLP was dismissed as the independent auditors of the Company effective July 16, 2003, as reported in the Company’s current report on Form 8-K filed on July 22, 2003, Arenthals Grant Thornton audited the financial statements of Revere Europe for the fiscal year ended July 31, 2003. The audit report of Arenthals Grant Thornton was included with the Company’s Form 10-K for the fiscal year ended July 31, 2003, and the audit report of McGladrey & Pullen, LLP for the 2003 fiscal year indicated its reliance upon this report.

Prior to engaging RSM Niehe Lancee BV, neither the Company nor anyone acting on its behalf (including Revere Europe) consulted with RSM Niehe Lancee BV regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the financial statements of Revere Europe.

The report of McGladrey & Pullen, LLP for the financial statements of the Company for the fiscal year ended July 31, 2003, and the report of Grant Thornton LLP for the financial statements of the Company for the fiscal year ended July 31, 2002 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period through the date of this report, there were no disagreements between Arenthals Grant Thornton and the Company or Revere Europe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arenthals Grant Thornton’s satisfaction, would have caused Arenthals Grant Thornton to make reference to the subject matter of the disagreement in connection with its reports. There were no reportable events as described in Item 304 (a)(1)(v) of Regulation S-K. The Company has provided Arenthals Grant Thornton with a copy of the foregoing disclosures and requested Arenthals Grant Thornton to furnish it a letter addressed to the Commission stating whether it agrees with the above statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI TECHNOLOGIES, INC.

Dated: September 2, 2004	By:	/s/ HOWARD GEORGE
Howard George
Chief Financial Officer